EXHIBIT 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, G. Scott Spendlove, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of Tesoro Corporation; and

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the quarterly report.

Date:	February 22, 2012	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Chief Financial Officer